RYDEX SERIES FUNDS

Supplement dated May 1, 2013

to each currently effective Statutory Prospectus dated August 1, 2012,

as supplemented from time to time

This supplement provides new and additional information beyond that contained in the Statutory Prospectuses and should be read in conjunction with the Statutory Prospectuses.

This supplement discusses the following changes, which are effective immediately: (i) changes to the list of investors eligible to purchase Institutional Class Shares of the Funds, (ii) changes to the list of investors eligible to purchase A-Class Shares of the Funds at net asset value, and (iii) changes to the minimum initial investment amount for employee purchases of Investor Class Shares and
H-Class Shares of the Funds.

1.	The third paragraph under the “Buying, Selling and Exchanging Fund Shares” section of the Funds’ A-Class, C-Class and Institutional Class Shares Statutory Prospectus is deleted in its entirety and replaced with the following:

Institutional Class Shares generally may be purchased by the following types of investors:

•	Institutional investors, such as corporations, pension and profit sharing plans, and foundations, who invest the minimum initial investment amount of $2 million in a Fund;

•	Investors who invest the minimum initial investment amount of $2 million directly with the Funds’ transfer agent;

•	Employee benefit plan programs that have at least $25 million in plan assets;

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Directors and officers of the Funds and other mutual funds managed by the Advisor or one or more of its affiliates, and directors, officers and employees of Guggenheim Partners, LLC and its affiliates;

•	Broker-dealer managed account or wrap programs that charge an asset-based fee, have program assets of at least $50 million, and invest in the Funds via omnibus accounts;

•	Registered investment adviser mutual fund wrap programs that charge an asset-based fee, have program assets of at least $50 million, and invest in the Funds via omnibus accounts;

•	Internal Revenue Code Section 529 college savings plan accounts;

•	Funds of Funds advised by the Advisor or its affiliates; and

•	Funds of Funds advised by unaffiliated investment advisers.

2.	The second bullet point under the heading “Sales Charge Waivers” in the “Sales Charges” section of the Funds’ A-Class, C-Class and Institutional Class Shares Statutory Prospectus is deleted in its entirety and replaced with the following:

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Directors, officers and employees of Guggenheim Partners, LLC and its affiliates, and spouses, grandparents, parents, children, grandchildren, siblings, nieces and nephews of such directors, officers and employees (and their spouses);

3.	The first paragraph under the “Buying Fund Shares” section of the Funds’ Advisor Class, Investor Class and H-Class Shares Statutory Prospectus is deleted in its entirety and replaced with the following:

Each Fund offers its shares continuously and investors may submit purchase orders to buy shares on any Business Day. However, Guggenheim Investments reserves the right to reject or refuse, in whole or in part, any purchase order for Fund shares within three business days of Guggenheim Investments receiving the purchase order. Purchase orders are subject to the Funds’ transaction cut-off times and will be processed at the NAV next determined after your purchase order is received in good order. For information regarding the minimum initial investment amount applicable to purchases of Advisor Class Shares, Investor Class Shares, and H-Class Shares of the Funds, please see the Funds’ summary sections earlier in this Prospectus. Directors and officers of the Funds and other mutual funds managed by the Advisor or one or more of its affiliates, and directors, officers and employees of Guggenheim Partners, LLC and its affiliates are eligible to purchase Investor Class Shares and H-Class Shares of the Funds (not including the U.S. Long Short Momentum Fund and the Event Driven and Distressed Strategies Fund) without meeting the minimum initial investment amount for accounts held directly at Guggenheim Investments.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

RALT-SUP2-0513x0813

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